UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

Form 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018 (June 7, 2018)

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002

Registrant’s telephone number, including area code: (713) 652-0582

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 7, 2018, the board of directors (the “Board”) of Oil States International, Inc. (the “Company”) (i) voted to increase the size of the Board from nine to ten members and (ii) elected Darrell E. Hollek as a member of the Board to fill the resulting vacancy. The Company released a press release announcing the election of Mr. Hollek, which is attached hereto as Exhibit 99.1. Mr. Hollek will be a Class III Director with an initial term expiring at the Company’s annual meeting of stockholders in May 2019.
Mr. Hollek is the retired Executive Vice President, Operations of Anadarko Petroleum Corporation (“Anadarko”), an independent oil and natural gas exploration and production company with operations onshore and offshore the United States, and internationally in Africa and South America. His responsibilities included U.S. onshore exploration, production and midstream activities along with Gulf of Mexico and international operations. During his 38 year career at Anadarko, Mr. Hollek held a number of senior leadership positions, including Executive Vice President, U.S. Onshore Exploration and Production, Senior Vice President, Deepwater Americas Operations and Vice President of Gulf of Mexico and Worldwide Deepwater Operations.
Mr. Hollek holds a Bachelor of Science degree in Mechanical Engineering from Texas A&M University.
The Board has determined that Mr. Hollek qualifies as an independent director and meets the independence requirements under Section 303A.02 of the New York Stock Exchange Listed Company Manual.
There are no understandings or arrangements between Mr. Hollek and any other person pursuant to which Mr. Hollek was selected to serve as a director of the Board. There are no relationships between Mr. Hollek and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S‑K.
Mr. Hollek will receive compensation for his services as director consistent with that provided to other non-management directors, as described the Company’s Definitive Proxy Statement for the 2018 Annual Meeting of Stockholders.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press Release dated as of June 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL STATES INTERNATIONAL, INC.

Date:	June 11, 2018	By:	/s/ LLOYD A. HAJDIK
Lloyd A. Hajdik
Executive Vice President, Chief Financial Officer & Treasurer